UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 8, 2008

Date of Earliest Event Reported:  August 4, 2008

Vision Global Solutions, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-31104	20-8203420
(Commission File Number)	(I.R.S. Employer Identification No.)

10600 North De Anza Boulevard, Suite 250, Cupertino, CA	95014
(Address of Principal Executive Offices)	(Zip Code)

(408) 873-0400

(Registrant’s Telephone Number, Including Area Code)

___________________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 1.01

Entry into a Material Definitive Agreement

On August 4, 2008, Vision Global Solutions, Inc., a Nevada corporation (“VIGS”), and Fortes Financial, Inc., a Delaware corporation (“Fortes”), entered into an Amended and Restated Agreement and Plan of Reorganization (the “Amended Merger Agreement”) by and among VIGS, VGS Acquisition Corp., a Delaware corporation and VIGS’ wholly-owned subsidiary, and Fortes, which amends and restates the previous Agreement and Plan of Reorganization between the parties, dated May 14, 2008 (the “Original Merger Agreement”).  VIGS disclosed the Original Merger Agreement in a Current Report on Form 8-K filed on May 15, 2008, which is incorporated here by reference.

The Amended Merger Agreement, like the Original Merger Agreement, provides that VGS Acquisition Corp. shall merge with and into Fortes, with Fortes continuing as the surviving company (the “Merger”). Thereafter, Fortes shall operate as a wholly-owned subsidiary corporation of VIGS. In the Merger, each outstanding share of Fortes’ common stock, Series A preferred stock, and Series B preferred stock shall be converted into one share of VIGS’ common stock, and each outstanding share of Series C preferred stock of Fortes shall be converted into one share of Series A preferred stock of VIGS.   All outstanding warrants and options of Fortes shall be exchanged and converted into warrants and options of VIGS on the same terms.   Under the terms of the Amended Merger Agreement, all outstanding convertible promissory notes of Fortes shall also be converted into convertible promissory notes of VIGS on the same terms.  Prior to the closing of the Merger, Fortes may issue additional shares of Fortes’ Series B preferred stock and warrants to purchase Fortes’ common stock to accredited investors who subscribe therefore, pursuant to a private placement being made by Fortes to accredited investors.  In the merger, these securities would be exchanged, respectively, for VIGS’ common stock and VIGS’ common stock purchase warrants.  The shares of VIGS’ common stock currently outstanding will remain outstanding as common stock and will be unchanged in the Merger, though they will be affected by certain changes to the amended and restated articles of incorporation (the “Amended Articles”) that must be adopted as a condition to the Merger.  The Amended Articles effectuate a 1-for-80 reverse stock split, change our name, increase the number of shares of our authorized preferred stock, create a new series of preferred stock, “Series A Preferred Stock,” and effectuate certain other changes in our company’s voting, amendment and indemnification procedures. Upon the closing of the Merger, the sole director of VIGS will resign and the nominees of Fortes will become the directors of VIGS.  The Amended Merger Agreement, like the Original Merger Agreement, contains customary representations, warranties and covenants that the parties made to each other, including, among others, covenants by each of VIGS and Fortes to conduct its business in the ordinary course between the date of the Amended Merger Agreement and completion of the Merger, and to maintain and preserve its business organizations and relationships during such period, except as contemplated by the Amended Merger Agreement.

The Amended Merger Agreement makes the following changes to the Original Merger Agreement:

•

The Original Merger Agreement required VIGS to create three different series of preferred stock.  Under the Amended Merger Agreement, VIGS is only required to create one series of preferred stock by amending and restating its articles of incorporation to provide for the rights and preferences of what was designated in the Original Merger Agreement as the Series C preferred stock (but will now be designated as Series A preferred stock).

•

The Amended Merger Agreement provides that all of the outstanding convertible promissory notes of Fortes will be exchanged and converted in the Merger to convertible promissory notes of VIGS on the same terms.

•

The Amended Merger Agreement provides that VIGS must hold a shareholder’s meeting to approve the Merger.

•

The Amended Merger Agreement provides that the agreement can be terminated by either party at any time.

•

The Amended Merger Agreement contains several other minor changes in language and representations.

A copy of the Amended Merger Agreement is filed as Exhibit 2.1 to this Current Report, and is incorporated herein by reference.  The Amended Merger Agreement is not intended to be, and should not be relied upon as, disclosures regarding any facts or circumstances relating to VIGS or Fortes.

Additional Information About the Proposed Transaction and Where to Find It:

In connection with the proposed Merger, VIGS has filed, with the SEC, a preliminary Proxy Statement on Schedule 14A regarding the proposed transaction. The proxy statement contains important information about VIGS and Fortes and the proposed transaction. Investors and security holders may obtain a free copy of the definitive information statement/prospectus and other documents when filed by VIGS and Fortes with the SEC at www.sec.gov. Investors and security holders are urged to read the proxy statement and other relevant material when they become available before making any voting or investment decisions with respect to the Merger.

ITEM 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 4, 2008, the Board of Directors of VIGS amended its bylaws to provide that the Board of Directors shall have to power to fix the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders.  Previously, the bylaws provided that the record date for determining shareholders entitled to notice of or to vote at a meeting of the shareholders would be the day before notice is first sent to shareholders.  Pursuant to the amendment to the Bylaws (the “Amendment”), the Board of Directors may fix a record date, which shall not be more than 60 nor less than 10 days before the date of such meeting. The Amendment further specifies how the record date will be fixed if no record date is fixed by the Board of Directors.

A copy of the Amendment to the Bylaws is filed as Exhibit 3.1 to this Current Report, and is incorporated herein by reference.

ITEM 9.01

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.	Description
2.1	Amended and Restated Agreement and Plan of Reorganization, dated August 4, 2008, by and among Vision Global Solutions, Inc., VGS Acquisition Corp., and Fortes Financial, Inc.
3.1	Amendment One to the Bylaws of Vision Global Solutions, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  August 8, 2008

VISION GLOBAL SOLUTIONS

By:	/s/ John Kinney
John Kinney
Chief Executive Officer

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